Exhibit (s)

                               POWER OF ATTORNEY
                           MFS Municipal Income Trust

     The undersigned, Trustees and officers of MFS Municipal Income Trust (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Arnold D. Scott, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of July, 2000.



JEFFREY L. SHAMES
____________________________        Chairman of the Board; Trustee;
Jeffrey L. Shames                   and Principal Executive Officer


JAMES O. YOST
____________________________        Principal Financial and Accounting Officer
James O. Yost


J. ATWOOD IVES
____________________________        Trustee
J. Atwood Ives


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LAWRENCE T. PERERA
____________________________        Trustee
Lawrence T. Perera


WILLIAM J. POORVU
____________________________        Trustee
William J. Poorvu


CHARLES W. SCHMIDT
____________________________        Trustee
Charles W. Schmidt


ARNOLD D. SCOTT
_____________________________       Trustee
Arnold D. Scott


ELAINE R. SMITH
_____________________________       Trustee
Elaine R. Smith


DAVID B. STONE
_____________________________       Trustee
David B. Stone